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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 30, 2000
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




         Delaware                          1-8606                23-2259884
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
       incorporation)                                        Identification No.)


    1095 Avenue of the Americas,
          New York, New York                                       10036
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                            Bell Atlantic Corporation
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Attached as an exhibit is a press release issued by Verizon Communications Inc. on November 30, 2000, announcing revised earnings targets to reflect the impact of the termination of its merger agreement with NorthPoint Communications and steps Verizon is taking to compete outside its current wireline footprint. On the same day Verizon also held a public conference call during which it indicated that it may record a charge in the fourth quarter based on its evaluation of the recoverability of its investment of $150 million in NorthPoint convertible preferred stock.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1 Press release, dated November 30, 2000, issued by Verizon Communications.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   Verizon Communications Inc.
                                              ----------------------------------
                                                         (Registrant)

Date:    November 30, 2000                           /s/ Marianne Drost
     --------------------------               ----------------------------------
                                                         Marianne Drost
                                                 Senior Vice President, Deputy
                                                       General Counsel and
                                                       Corporate Secretary



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1        Press release, dated November 30, 2000, issued by Verizon
            Communications.
